                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ Judith L. Craven
                                              ----------------------------------
                                              Judith L. Craven
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of November, 2005.


                                          By: /s/ Thomas Brown
                                              ----------------------------------
                                              Thomas Brown
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ William F. Devin
                                              ----------------------------------
                                              William F. Devin
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ Timothy J. Ebner
                                              ----------------------------------
                                              Timothy J. Ebner
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ Gustavo E. Gonzales
                                              ----------------------------------
                                              Gustavo E. Gonzales
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ Norman Hackerman
                                              ----------------------------------
                                              Norman Hackerman
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ Peter A. Harbeck
                                              ----------------------------------
                                              Peter A. Harbeck
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ John W. Lancaster
                                              ----------------------------------
                                              John W. Lancaster
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ Kenneth J. Lavery
                                              ----------------------------------
                                              Kenneth J. Lavery
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company I, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company I, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 2005.


                                          By: /s/ Ben H. Love
                                              ----------------------------------
                                              Ben H. Love
                                              Director